USAA(R) logo appears here.




                               USAA PRECIOUS METALS
                                     and MINERALS Fund



                                      [Picture appears here.]



                               Semiannual Report

--------------------------------------------------------------------------------
November 30, 2001

Table of CONTENTS
-------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                10

      PORTFOLIO HIGHLIGHTS                                            13

      SHAREHOLDER VOTING RESULTS                                      14

      FINANCIAL INFORMATION

         Portfolio of Investments                                     18

         Notes to Portfolio of Investments                            20

         Statement of Assets and Liabilities                          21

         Statement of Operations                                      22

         Statements of Changes in Net Assets                          23

         Notes to Financial Statements                                24

2

USAA
--------------------------------------------------------------------------------
                         Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
         EQUITY                      MONEY MARKET                 INDEX
--------------------------------------------------------------------------------

    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                      GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
    Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS              Short-Term Bond           Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)---------------------------
                                   TAX-EXEMPT BOND
                              ---------------------------
 Science & Technology
                                      Long-Term
    Small Cap Stock
                                   Intermediate-Term
        Value
                                     Short-Term
    World Growth
                                   State Bond/Income

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA PRECIOUS METALS AND MINERALS FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]

                                                   "
                                      ...WE BELIEVE AN ECONOMIC

                                       RECOVERY IS ON THE HORIZON.

                                    AS 2001 DREW TO A CLOSE, WE WERE

                                      RECEIVING MORE POSITIVE THAN

                                  NEGATIVE SURPRISES FROM THE LEADING

                                          ECONOMIC INDICATORS.
                                                   "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is




               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                         from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.


               Sincerely,


               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA PRECIOUS METALS AND MINERALS FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation; secondary objective of current income.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals.

--------------------------------------------------------------------------------
                                           11/30/01            5/31/01
--------------------------------------------------------------------------------
  Net Assets                            $75.9 Million       $70.5 Million
  Net Asset Value Per Share                 $6.26               $5.84


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/01
--------------------------------------------------------------------------------
   5/31/01 to 11/30/01*        1 YEAR         5 YEARS         10 YEARS
         7.36%                 36.07%          -6.82%          -0.59%

*TOTAL  RETURNS  FOR  PERIODS  OF LESS THAN ONE YEAR  ARE NOT  ANNUALIZED.  THIS
 SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW


                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, the London Gold, and the Lipper Gold Funds Index for the period of 11/30/91 through 11/30/01. The data points from the graph are as follows:

                   USAA
            PRECIOUS METALS      S&P 500                   LONDON     LIPPER
           AND MINERALS FUND      INDEX      XAU INDEX      GOLD      INDEX
           -----------------     -------     ---------     -------    -------

11/30/91       $10,000           $10,000      $10,000      $10,000    $10,000
05/31/92         9,174            11,234        8,917        9,214      9,047
11/30/92         8,518            11,844        7,822        9,124      7,451
05/31/93        13,574            12,536       13,207       10,304     12,346
11/30/93        13,007            13,038       14,110       10,126     12,706
05/31/94        13,185            13,069       14,302       10,581     12,986
11/30/94        12,274            13,173       12,207       10,459     13,055
05/31/95        13,455            15,703       14,264       10,491     12,720
11/30/95        13,066            18,039       14,396       10,587     12,742
05/31/96        16,638            20,164       17,698       10,662     17,204
11/30/96        13,421            23,062       14,286       10,137     13,853
05/31/97        12,105            26,101       12,399        9,435     12,015
11/30/97         7,855            29,635        8,418        8,103      7,290
05/31/98         8,783            34,102        8,880        8,015      7,538
11/30/98         8,304            36,654        8,435        8,073      6,679
05/31/99         7,975            41,274        7,235        7,333      6,229
11/30/99         8,723            44,312        7,969        7,954      6,824
05/31/00         7,287            45,595        6,690        7,432      5,649
11/30/00         6,928            42,440        5,596        7,346      5,244
05/31/01         8,780            40,786        6,791        7,303      6,505
11/30/01         9,427            37,256        6,249        7,521      6,627

               DATA FROM 11/30/91 THROUGH 11/30/01.



               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

 ...CONTINUED
--------------------------------------------------------------------------------


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund to the following benchmarks:

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

               - The Philadelphia Gold & Silver Index,  typically referred to as the XAU, which represents nine holdings in the gold and silver sector.

               - London Gold, a traditional gold bullion index.

               - The Lipper  Gold Funds  Index,  which  tracks the total  return performance of the 10 largest funds within the Lipper Gold Oriented Funds category.

10

MANAGER'S
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund

[Photograph of the Portfolio
Manager appears here.]

                           Mark Johnson, CFA


FUND PERFORMANCE AND STRATEGY
--------------------------------------------------------------------------------

               The cumulative return of the USAA Precious Metals and Minerals Fund for the six-month period ending November 30, 2001, was 7.36%, well above the 1.88% return of the Lipper Gold Funds Index. As a general rule, our gold holdings outperformed the non-gold precious metals stocks (three of our four poorest performers were in this area). Meanwhile, three of our four top-performing stocks were Australian buyout situations: Delta Gold (+78%), Normandy Mining (+64%), and Ranger Minerals (+68%), in addition to Kingsgate Consolidated (+72%).

               As of November 30, 2001, assets were allocated 81.2% to gold, 12.2% to platinum group metals, and 4.4% to diamonds. These allocations have been relatively constant for more than three years. Our strategic focus also remains unchanged: We emphasize well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at reasonable valuations on a risk-adjusted basis.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 9 FOR THE LIPPER INDEX DEFINITION.

               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18 AND 19.

 ...CONTINUED
--------------------------------------------------------------------------------


               Finally, the Fund was highlighted favorably in the December 2001 issue of MUTUAL FUNDS magazine. The Fund also was declared a Lipper Leader by Lipper Analytical Services for superior risk-adjusted returns within the Lipper Gold Oriented Funds category. Thank you for your continued support.


THE PRECIOUS METALS MARKETS
--------------------------------------------------------------------------------

               Gold prices were up 3% at the end of the period at $275.50 per ounce, compared to $267.50 per ounce at the beginning of the period on May 31, 2001. Declining interest rates and an apparent peaking of the U.S. dollar in July helped the market. Platinum and palladium prices were weak because of the poor economy, though they did snap back somewhat late in the period.

               In our most recent annual report (May 31, 2001), we stated our belief that the outlook for gold has improved over the past year and noted four bullish developments, which included: 1) declining interest rates and rising inflation resulting in a low level of real interest rates; 2) high gold lease rates; 3) a favorable long-term supply/demand picture; and 4) a U.S. dollar that was looking increasingly vulnerable.




               LIPPER LEADER FOR CONSISTENT RETURN RATINGS REFLECT THE DEGREE OF A FUND'S HISTORICAL SUCCESS IN ACHIEVING SUPERIOR RISK-ADJUSTED RETURNS, ADJUSTED FOR VOLATILITY, RELATIVE TO PEERS FOR THE THREE YEARS ENDED NOVEMBER 30, 2001. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. 20% OF FUNDS ANALYZED ARE NAMED LIPPER LEADERS FOR CONSISTENT RETURN.

               THE USAA PRECIOUS METALS & MINERALS FUND WAS RATED AMONG 38 FUNDS IN THE GOLD ORIENTED FUNDS CATEGORY FOR THE THREE-YEAR PERIOD. LIPPER LEADER RATINGS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER RATINGS COPYRIGHT 2001, REUTERS. ALL RIGHTS RESERVED.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


               Since then, the outlook has become murkier for several reasons:

               1. Because of the deeper-than-expected recession, inflation is no longer rising. Some observers even detect a whiff of deflation in the air. Fortunately, interest rates have continued to de-cline, so real (after-inflation) rates remain low.

               2. Gold leasing rates, a measure of near-term  supply  tightness, are no longer high.

               3. The  supply/demand  picture remains  positive in the long term but is less constructive in the short term because of the recession's impact on jewelry demand.

               4. The dollar did decline after July but more recently has gained strength as it became apparent that the recession was global in scope.

               As for platinum and palladium prices, it is likely that they have hit bottom, but a sustained rally will depend on an economic recovery.



               FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO
               ADDITIONAL   RISKS,   SUCH  AS  CURRENCY   FLUCTUATIONS,   MARKET
               ILLIQUIDITY, AND POLITICAL INSTABILITY.

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS

          ------------------------------------------------
                       TOP 10 EQUITY HOLDINGS
                         (% OF NET ASSETS)
          ------------------------------------------------

          Meridian Gold, Inc.                         8.0%

          Agnico-Eagle Mines Ltd.                     7.5%

          Goldcorp, Inc.                              7.5%

          Compania De Minas Buenaventura S.A. ADR     5.9%

          Homestake Mining Co.                        5.2%

          Gold Fields Ltd.                            5.1%

          Impala Platinum Holdings Ltd.               4.9%

          Harmony Gold Mining Co. Ltd.                4.9%

          Franco-Nevada Mining Corp. Ltd.             4.8%

          Anglo American Platinum Corp.               4.6%

          ------------------------------------------------




 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18 AND 19.

14

SHAREHOLDER
--------------------------------------------------------------------------------
                         Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A through 2E and Proposals 3 and 4 are for the USAA Precious Metals and Minerals Fund, a series of the Trust.


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                    VOTES
               TRUSTEES                      VOTES FOR             WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis              239,347,773            5,469,150

               Christopher W. Claus         239,347,357            5,469,566

               David G. Peebles             239,347,773            5,469,150

               Michael F. Reimherr          239,347,773            5,469,150

               Richard A. Zucker            239,347,571            5,469,352

               Barbara B. Dreeben           239,347,963            5,468,960

               Robert L. Mason, Ph.D.       239,347,571            5,469,352

               Laura T. Starks, Ph.D.       239,347,571            5,469,352

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  7,304,021       876,020       121,845           99,420


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  7,323,218       856,072       122,597           99,419


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  6,825,643      1,306,547      169,697           99,419

16

 ...CONTINUED
--------------------------------------------------------------------------------
                         Voting RESULTS


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  6,937,149      1,263,155      101,583           99,419


PROPOSAL 2E
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of real estate.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  6,860,960      1,335,777      105,150           99,419


PROPOSAL 3
--------------------------------------------------------------------------------

               Proposal to approve a change in the Gold Fund's concentration policy.*

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  7,235,611       894,368       171,908           99,419




               * The proposal's approval resulted in the Fund's name change to the USAA Precious Metals and Minerals Fund.

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  7,560,457       548,371       193,059           99,419

18

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS


USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
  NUMBER                                                                   VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (97.8%)

            GOLD (81.2%)
            AFRICAN GOLD COMPANIES (10.0%)
  650,000   Gold Fields Ltd.                                             $ 2,978
  200,000   Gold Fields Ltd. ADR                                             920
  650,000   Harmony Gold Mining Co. Ltd.                                   3,692
--------------------------------------------------------------------------------
                                                                           7,590
--------------------------------------------------------------------------------

            AUSTRALIAN GOLD COMPANIES (10.9%)
2,200,000   Delta Gold Ltd. *                                              2,748
  600,000   Kingsgate Consolidated NL *                                      419
1,300,000   Newcrest Mining Ltd.                                           2,422
2,700,000   Normandy Mining Ltd.                                           2,248
  700,000   Ranger Minerals Ltd.                                             430
--------------------------------------------------------------------------------
                                                                           8,267
--------------------------------------------------------------------------------

            EUROPEAN GOLD COMPANIES (2.6%)
  500,000   Brancote Holdings plc *                                          987
  197,760   Randgold Resources Ltd. GDR *a                                   989
--------------------------------------------------------------------------------
                                                                           1,976
--------------------------------------------------------------------------------

            NORTH AMERICAN GOLD COMPANIES (51.7%)
  600,000   Agnico-Eagle Mines Ltd.                                        5,700
  200,000   Barrick Gold Corp.                                             3,026
  275,000   Cumberland Resources Ltd. *                                      144
  150,000   Francisco Gold Corp. *                                           644
  250,000   Franco-Nevada Mining Corp. Ltd.                                3,663
  200,000   Freeport-McMoRan Copper & Gold, Inc. "A" *                     2,600
  600,000   Glamis Gold Ltd. *                                             1,968
  500,000   Goldcorp, Inc.                                                 5,696
  500,000   Homestake Mining Co.                                           3,960
  600,000   IAMGOLD Corp. *                                                1,367
  600,000   Meridian Gold, Inc. *                                          6,084
  100,000   Newmont Mining Corp.                                           1,967
  200,000   Placer Dome, Inc.                                              2,182
  700,000   Rio Narcea Gold Mines Ltd. *                                     254
--------------------------------------------------------------------------------
                                                                          39,255
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
  NUMBER                                                                   VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            SOUTH AMERICAN GOLD COMPANIES (6.0%)
  250,000   Compania de Minas Buenaventura S.A. ADR                      $ 4,513
--------------------------------------------------------------------------------
            Total gold (cost: $66,324)                                    61,601
--------------------------------------------------------------------------------

            DIAMONDS (4.4%)
  280,000   Aber Diamond Corp. *  (cost: $2,943)                           3,341
--------------------------------------------------------------------------------

            PLATINUM GROUP METALS (12.2%)
  100,000   Anglo American Platinum Corp.                                  3,499
   90,000   Impala Platinum Holdings Ltd.                                  3,757
  130,000   Stillwater Mining Co. *                                        2,048
--------------------------------------------------------------------------------
            Total platinum group metals (cost: $6,926)                     9,304
--------------------------------------------------------------------------------
            Total common stocks (cost: $76,193)                           74,246
--------------------------------------------------------------------------------

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            MONEY MARKET INSTRUMENT (2.1%)
   $1,603   American General Finance Corp. Commercial Paper, 2.15%,
              12/03/2001  (cost: $1,603)                                   1,603
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $77,796)                            $75,849
================================================================================

20

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS


USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

         ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Illiquid security valued using methods determined by the Fund's investment manager under the general supervision of the Board of Trustees. At November 30, 2001, these securities represented 1.3% of the Fund's net assets.

         * Non-income-producing security.




         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)

ASSETS

   Investments in securities, at market value (identified cost of $77,796)      $ 75,849
   Cash                                                                               15
   Cash denominated in foreign currencies (identified cost of $21)                    21
   Receivables:
      Capital shares sold                                                            135
      Dividends and interest                                                          47
                                                                                --------
         Total assets                                                             76,067
                                                                                --------

LIABILITIES

   Securities purchased                                                                6
   Capital shares redeemed                                                            14
   USAA Investment Management Company                                                 46
   USAA Transfer Agency Company                                                       28
   Accounts payable and accrued expenses                                              71
                                                                                --------
         Total liabilities                                                           165
                                                                                --------
            Net assets applicable to capital shares outstanding                 $ 75,902
                                                                                ========

REPRESENTED BY:

   Paid-in capital                                                              $113,571
   Accumulated undistributed net investment income                                   519
   Accumulated net realized loss on investments                                  (36,241)
   Net unrealized depreciation of investments                                     (1,947)
                                                                                --------
            Net assets applicable to capital shares outstanding                 $ 75,902
                                                                                ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                12,116
                                                                                ========
   Net asset value, redemption price, and offering price per share              $   6.26
                                                                                ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)

USAA PRECIOUS METALS AND MINERALS FUND

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $17)                   $  623
      Interest                                                               19
                                                                         ------
         Total income                                                       642
                                                                         ------
   Expenses:
      Management fees                                                       279
      Administrative and servicing fees                                      38
      Transfer agent's fees                                                 169
      Custodian's fees                                                       46
      Postage                                                                24
      Shareholder reporting fees                                             24
      Trustees' fees                                                          2
      Registration fees                                                      24
      Professional fees                                                      12
      Other                                                                   1
                                                                         ------
         Total expenses                                                     619
                                                                         ------
            Net investment income                                            23
                                                                         ------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized gain (loss) on:
      Investments                                                             6
      Foreign currency transactions                                         (26)
   Change in net unrealized appreciation/depreciation of
      investments                                                         5,202
                                                                         ------
            Net realized and unrealized gain                              5,182
                                                                         ------
Increase in net assets resulting from operations                         $5,205
                                                                         ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)

USAA PRECIOUS METALS AND MINERALS FUND

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                         11/30/2001   5/31/2001
                                                         ----------------------
FROM OPERATIONS

   Net investment income                                  $     23    $    120
   Net realized gain (loss) on investments                       6      (4,326)
   Net realized loss on foreign currency transactions          (26)        (55)
   Change in net unrealized appreciation/depreciation of:
      Investments                                            5,202      17,623
                                                         ----------------------
      Increase in net assets resulting from operations       5,205      13,362
                                                         ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                         -        (334)
                                                         ----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                21,217      25,421
   Reinvested dividends                                          -         317
   Cost of shares redeemed                                 (20,979)    (39,791)
                                                         ----------------------
      Increase (decrease) in net assets from capital
         share transactions                                    238     (14,053)
                                                         ----------------------
Net increase (decrease) in net assets                        5,443      (1,025)

NET ASSETS

   Beginning of period                                      70,459      71,484
                                                         ----------------------
   End of period                                          $ 75,902    $ 70,459
                                                         ======================

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT LOSS

   End of period                                        $    519      $    522
                                                        =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             3,458         5,001
   Shares issued for dividends reinvested                      -            63
   Shares redeemed                                        (3,416)       (7,664)
                                                        -----------------------
      Increase (decrease) in shares outstanding               42        (2,600)
                                                        =======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements


USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Precious Metals and Minerals Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification.

         Effective October 1, 2001, the Fund changed its investment concentration policy and its name to those stated above. Prior to that date, the Fund was named the USAA Gold Fund to reflect its concentration in equity securities of domestic and foreign gold exploration, mining, or processing companies.

              A. SECURITY  VALUATION - The value of each  security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                 1. Portfolio  securities,  except as  otherwise  noted,  traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


                    primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                 2. Over-the-counter  securities  are  priced at the last  sales price or, if not available, at the average of the bid and asked prices.

                 3. Securities  purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                 4. Securities  that  cannot be valued by the  methods set forth above and all other assets are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

              B. FEDERAL  TAXES  - The  Fund's  policy  is to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $26,000.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on

26

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


                 the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

              D. FOREIGN  CURRENCY  TRANSLATIONS  - The  Fund's  assets  may  be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                 1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                 2. Purchases and sales of securities,  income,  and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                 Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

                 Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


                 dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities, as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

              D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements did not affect fees.

              E. USE OF ESTIMATES - The  preparation of financial  statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The pur-

28

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


         pose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $28,503,000, which will expire between 2005 and 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds  from  sales/maturities  of  securities,
         excluding  short-term  securities,   for  the  six-month  period  ended
         November 30, 2001, were $8,045,000 and $9,291,000, respectively.

         The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

         Gross unrealized appreciation and depreciation of investments as of November 30, 2001, were $13,734,000 and $15,681,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

         A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

         At November 30, 2001, the Fund had no open foreign currency contracts.

30

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of the Fund's average net assets.

                 Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Gold Funds Index, which

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


                 tracks the total return performance of the top 10 largest funds in the Lipper Gold Oriented Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
         ----------------------------------------------------------------------
         +/- 1.00% to 4.00%             +/- 0.04%
         +/- 4.01% to 7.00%             +/- 0.05%
         +/- 7.01% and greater          +/- 0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

32

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


             B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

             C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $26.

             D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA PRECIOUS METALS AND MINERALS FUND

NOVEMBER 30, 2001 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                YEAR ENDED MAY 31,
                             ----------------------------------------------------------------
                                2001      2001       2000       1999       1998        1997
                             ----------------------------------------------------------------
Net asset value at
   beginning of period       $  5.84    $  4.87    $  5.33    $  5.87    $  8.09    $  11.12
Net investment income (loss)       -        .01a      (.02)a     (.01)a     (.03)a      (.01)a
Net realized and
   unrealized gain (loss)        .42        .98       (.44)      (.53)     (2.19)      (3.02)
Distributions from net
   investment income               -       (.02)         -          -          -           -
                             ---------------------------------------------------------------
Net asset value at
   end of period             $  6.26    $  5.84    $  4.87    $  5.33    $  5.87    $   8.09
                             ===============================================================
Total return (%) *              7.36      20.50      (8.63)     (9.20)    (27.44)     (27.25)
Net assets at end
   of period (000)           $75,902    $70,459    $71,484    $82,491    $93,226    $121,269
Ratio of expenses to
   average net assets (%)       1.66b,c    1.68       1.58       1.52       1.46        1.31
Ratio of net investment
   income (loss) to average
   net assets (%)                .06b       .17       (.41)      (.13)      (.42)       (.11)
Portfolio turnover (%)         10.99      52.74      27.60      33.48      19.62       26.40



  * Assumes reinvestment of all dividend income distributions during the period.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total expenses prior to any custodian fee offset arrangement.

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34

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                                                                              35

NOTES
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                     TRUSTEES   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
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                                San Antonio, Texas 78288

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